                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   Form 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  March 29, 1999


                                n-Vision, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Delaware                         000-28520                        54-1741313
           --------                         ---------                        ----------
(State or other Jurisdiction of       (Commission File No.)      (I.R.S. Employer Identification
incorporation)                                                   No.)

       7680 Old Springhouse Road
      Madison Bldg., First Floor
           McLean, Virginia                                                     60501
           ----------------                                                     -----
(Address of Principal Executive Offices)                                     (Zip Code)

      Registrant's telephone number, including area code:  (703) 506-8808



                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events.

  On March 29, 1999, Christopher J. Lewis, President, Chief Operating Officer, Corporate Secretary and a Director of n-Vision, Inc. (the "Company") sold in private transactions 310,031 shares of Common Stock of the Company for a price of $0.50 per share, representing all of his shareholdings in the Company. 56,369 of these shares were sold to Claude H. Rumsey, Jr., a Director of the Company; 253,662 of these shares were sold to Christopher Lewis' father, Delmar
J. Lewis, who is also Chairman of the Board and Chief Executive Officer of the Company.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 12, 1999                    n-Vision, Inc.


                                         By:  /s/ Christopher J. Lewis
                                              ----------------------------------
                                              Christopher J. Lewis
                                              President, Chief Operating Officer
                                              and Secretary